EXHIBIT 10.12

ASSIGNMENT OF MANAGEMENT AGREEMENT

AND SUBORDINATION OF MANAGEMENT FEES

THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Assignment”) is made as of December 21, 2011, by TNP SRT SUMMIT POINT, LLC, a Delaware limited liability company, having its principal place of business at 1900 Main Street, Suite 700, Irvine, California 92614 (“Borrower”), to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and assigns, “Lender”), and is consented and agreed to by TNP PROPERTY MANAGER, LLC, a Delaware limited liability company, having its principal place of business at 1900 Main Street, Suite 700, Irvine, California 92614 (“Manager”).

RECITALS:

A. Borrower by its promissory note of even date herewith given to Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Note”) is indebted to Lender in the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($12,500,000.00) (the “Loan”) advanced pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

B. The Loan is secured by, among other things, that certain Fee and Leasehold Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Mortgage”), dated as of the date hereof, which grants Lender a first priority lien on the property encumbered thereby and known as Summit Point in Fayetteville, Georgia (the “Property”) the Note, the Loan Agreement, the Mortgage, this Assignment and any of the other documents evidencing or securing the Loan or executed or delivered in connection therewith are collectively referred to as the “Loan Documents.”

C. Pursuant to that certain Management Agreement, dated December 16, 2011, between Borrower and Manager (the “Management Agreement”) (a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Borrower engaged Manager exclusively to rent, lease, operate and manage the Property and Manager is entitled to certain management and other fees (the “Management Fees”) thereunder.

D. Lender requires as a condition to the making of the Loan that Borrower assign the Management Agreement and that Manager subordinate its interest under the Management Agreement in lien and payment to the Loan Agreement and other Loan Documents as set forth below.

AGREEMENT

For good and valuable consideration the parties hereto agree as follows:

1. Assignment of Management Agreement. As additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower’s right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender’s option, in the event of a default by Borrower under the Loan Agreement or any of the other Loan Documents.

2. Subordination of Management Agreement. The Management Agreement and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic’s and materialmen’s liens under applicable law) owed, claimed or held, by Manager in and to the Property, are and shall be in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Lender, and securing the repayment of the Note and the obligations under the Loan Agreement including, without limitation, those created under the Mortgage covering, among other things, the Property, and filed or to be filed of record in the public records maintained for the recording of mortgages in the jurisdiction where the Property is located, and all renewals, extensions, increases, supplements, amendments, modifications or replacements thereof.

3. Termination. At such time as the Loan is paid in full and the Mortgage is released or assigned of record, this Assignment and all of Lender’s right, title and interest hereunder with respect to the Management Agreement shall terminate.

4. Estoppel. Manager represents and warrants that (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned other than pursuant to this Assignment, (b) neither Manager nor Borrower is in default under any of the terms, covenants or provisions of the Management Agreement and Manager knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement, (c) neither Manager nor Borrower has commenced any action or given or received any notice for the purpose of terminating the Management Agreement and (d) the Management Fees and all other sums due and payable to the Manager under the Management Agreement as of the date hereof have been paid in full.

5. Agreement by Borrower and Manager. Borrower and Manager hereby agree that upon the occurrence of an Event of Default under the Loan Agreement or any of the other Loan Documents during the term of this Assignment or upon the occurrence of any event which would entitle Lender to terminate, or cause the termination of, the Manager or the Management Agreement in accordance with the terms of the Loan Documents, (a) Manager shall, at the request of Lender, continue to perform all of Manager’s obligations under the terms of the Management Agreement with respect to the Property, or (b) at the option of Lender exercised by written notice to Borrower and Manager, Borrower and Manager shall immediately terminate the Management Agreement and Manager shall transfer its responsibility for the management of the Property to a Qualified Manager selected by Lender.

6. Receipt of Management Fees. Borrower and Manager hereby agree that Manager shall not be entitled to receive any Management Fees or other fee, commission or other amount payable to Manager under the Management Agreement for and during any period of time that any Event of Default under the Loan Agreement or any of the other Loan Documents has occurred and is continuing; provided, however, that notwithstanding anything to the contrary, (a) Manager shall not be obligated to return or refund to Lender any Management Fee or other fee, commission or other amount already received by Manager prior to the occurrence of such Event of Default, and to which Manager was entitled under this Assignment, and (b) in the event Borrower loses possession of the Property in connection with exercise by Lender of its rights or remedies pursuant to this Assignment, the Note, the Mortgage, the Loan Agreement or the other Loan Documents, Manager shall be entitled to collect any Management Fee or other fee, commission or other amount accrued but unpaid prior to the occurrence of such Event of Default, and to which Manager was entitled under this Assignment.

7. Consent and Agreement by Manager. Manager hereby acknowledges and consents to this Assignment and the terms and provisions of Section 9.4 of the Loan Agreement. Manager agrees that it will act in conformity with the provisions of this Assignment, such provisions of the Loan Agreement and Lender’s rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Manager in accordance with the provisions hereof, Manager shall, and hereby agrees to, fully cooperate in transferring its responsibility to a new management company and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Manager hereby agrees (a) not to contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property.

8. Lender’s Agreement. So long as Borrower is not in default (continuing beyond any applicable grace period) under this Assignment, the Loan Agreement or the other Loan Documents and a Cash Sweep Period is not in effect under the Loan Agreement, Lender agrees to permit any sums due to Borrower under the Management Agreement to be paid directly to Borrower.

9. Further Assurances. Manager further agrees to (a) execute such affidavits and certificates as Lender shall require to further evidence the agreements herein contained, (b) on request from Lender, furnish Lender with copies of such information as Borrower is entitled to receive under the Management Agreement and (c) cooperate with Lender’s representative in any inspection of all or any portion of the Property. Manager hereby acknowledges that some, or all, permits, licenses and authorizations necessary for the use, operation and maintenance of the Property (the “Permits”) may be held by, or on behalf of, the Manager. By executing this Agreement, Manager (i) agrees that it is holding or providing all such Permits for the benefit of Borrower and (ii) hereby agrees that as security for the repayment of the Debt by Borrower in accordance with the Loan Agreement, to the extent permitted by applicable law, Manager hereby grants to Lender a security interest in and to the Permits. Moreover, Manager hereby agrees that, upon an Event of Default under the Loan Agreement or any of the other Loan Documents, it will assign the Permits to Lender if such Permits are assignable or otherwise continue to hold such Permits for the benefit of Lender until such time as Lender can obtain such Permits in its own name or the name of a nominee.

10. Assignment of Proceeds. Manager acknowledges that, as further security for the Note, (i) Borrower has executed and delivered to Lender as part of the Mortgage an assignment of leases and rents, assigning to Lender, among other things, all of Borrower’s right, title and interest in and to all of the revenues of the Property and (ii) Borrower and Lender, among others, have entered into that certain Cash Management Agreement of even date herewith (the “Cash Management Agreement”), pursuant to which Borrower has agreed that any Rents, and other income and proceeds from the Property are to be deposited directly into an account of the Lender established pursuant to the Lockbox Account (as defined in the Cash Management Agreement).

11. Manager Not Entitled to Rents. Manager acknowledges and agrees that it is collecting and processing the Rents solely as the agent for Borrower and Manager has no right to, or title in, the Rents. Notwithstanding anything to the contrary in the Management Agreement, the Manager acknowledges and agrees that the Rents are the sole property of Borrower, encumbered by the lien of the Mortgage and other Loan Documents in favor of Lender. In any bankruptcy, insolvency or similar proceeding the Manager, or any trustee acting on behalf of the Manager, waives any claim to the Rents other than as such Rents may be used to pay the fees and compensation of the Manager pursuant to the terms and conditions of the Management Agreement.

12. Governing Law.

(a) THIS ASSIGNMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND MANAGER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW

YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND MANAGER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ASSIGNMENT, AND THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER, MANAGER OR BORROWER ARISING OUT OF OR RELATING TO THIS ASSIGNMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER AND MANAGER WAIVE ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND MANAGER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER AND MANAGER DO HEREBY DESIGNATE AND APPOINT

Corporation Service Company

1180 Avenue of the Americas, Suite 210

New York, New York 10036

AS THEIR AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON THEIR BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREE THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER OR MANAGER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER OR MANAGER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER AND MANAGER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

13. Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Manager:	TNP Property Manager, LLC 1900 Main Street, Suite 700 Irvine, California 92614 Attention: James Wolford Facsimile No.: (949) 252-0212

With a copy to:	Hirschler Fleischer 2100 E. Cary Street Richmond, VA 23223 Attention: Thomas G. Voekler Facsimile No.: (804) 644-0957

If to Lender:	JPMorgan Chase Bank, National Association 383 Madison Avenue New York, New York 10179 Attention: Joseph E. Geoghan Facsimile No.: (212) 834-6029

with a copy to:	JPMorgan Chase Bank, National Association New York, New York 10179 New York, New York 10004 Attention: Nancy Alto Facsimile No.: (212) 623-4779

and

Katten Muchin Rosenman LLP 550 South Tryon Street, Suite 2900 Charlotte, North Carolina 28202 Attention: Daniel S. Huffenus, Esq. Facsimile No.: (704) 344-3056

If to Borrower:	TNP SRT Summit Point, LLC 1900 Main Street, Suite 700 Irvine, California 92614 Attention: James Wolford Facsimile No.: (949) 252-0212

With a copy to:	Hirschler Fleischer 2100 E. Cary Street Richmond, VA 23223 Attention: Thomas G. Voekler Facsimile No.: (804) 644-0957

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming. For purposes of this Section 13, the term “Business Day” shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York. Any party by notice to the others may designate additional or different addresses for subsequent notices or communications.

14. No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Lender or Manager, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

15. Liability. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

16. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

17. Headings, etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

18. Duplicate Originals, Counterparts. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

19. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

20. Miscellaneous.

(a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b) Wherever pursuant to this Assignment it is provided that Borrower shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

(c) If more than one Person has executed this Agreement as “Borrower” or as “Manager,” the obligations of all such Persons hereunder shall be joint and several.

21. Exculpation. The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Assignment to the same extent and with the same force as if fully set forth herein.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date and year first written above.

BORROWER:

TNP SRT SUMMIT POINT, LLC, a Delaware limited liability company

By:	TNP SRT Summit Point Holdings, LLC, a Delaware limited liability company, its sole member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its manager

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ James Wolford
				Name:	James Wolford
Title: CFO

LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:	/s/ Jennifer Lewin
	Name:	Jennifer Lewin
	Title:	Vice President

MANAGER:

TNP PROPERTY MANAGER, LLC, a Delaware limited liability company

By:	/s/ James Wolford
	Name:	James Wolford
	Title:	CFO

Signature Page – Assignment of Management Agreement

EXHIBIT A

MANAGEMENT AGREEMENT

[See attached]